                                                                   Exhibit 10.29

                                 LOAN AGREEMENT

                        _______________________________

                                IMRGLOBAL CORP.,
                              a Florida corporation
                            100 South Missouri Avenue
                            Clearwater, Florida 33756

                                   (Borrower)

                                       to

                                  AMSOUTH BANK,
                         an Alabama banking corporation
                            13535 Feather Sound Drive
                              Building I Suite 620
                            Clearwater, Florida 33762

                                     (Bank)

                     Dated effective as of December 8, 2000


                         Property: World Headquarters
                      located at 100 South Missouri Avenue
                               City of Clearwater
                            Pinellas County, Florida

                        _______________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                        Page
                                                                        ----
ARTICLE 1
---------

     BACKGROUND........................................................... 1
     ----------

ARTICLE 2

     DEFINITIONS.......................................................... 1
     -----------
     2.1  Background...................................................... 1
          ----------
     2.2  Definitions..................................................... 1
          -----------
     2.3  Other Definitional Provisions................................... 4
          -----------------------------

ARTICLE 3

     THE LOAN............................................................. 4
     --------
     3.1  The Loan........................................................ 4
          --------
     3.2  Security for the Loan........................................... 4
          ---------------------
     3.3  Loan Origination Fee............................................ 4
          --------------------
     3.4  Availability Fee................................................ 5
          ----------------

ARTICLE 4

     REPRESENTATIONS AND WARRANTIES....................................... 5
     ------------------------------
     4.1  Corporate Status................................................ 5
          ----------------
     4.2  Power and Authority............................................. 5
          -------------------
     4.3  No Liens........................................................ 5
          --------
     4.4  Liabilities..................................................... 5
          -----------
     4.5  Utilities....................................................... 5
          ---------
     4.6  Licenses, Etc................................................... 5
          --------------
     4.7  Litigation...................................................... 6
          ----------
     4.8  Tax Returns..................................................... 6
          -----------
     4.9  Contract or Restriction Affecting the Borrower.................. 6
          ----------------------------------------------
     4.10 Governmental Approval........................................... 6
          ---------------------
     4.11 Environmental Laws.............................................. 6
          ------------------
     4.12 Priority of Lien on Personalty.................................. 6
          ------------------------------
     4.13 Condition of the Mortgaged Property............................. 6
          -----------------------------------
     4.14 Zoning.......................................................... 6
          ------
     4.15 Mechanics' Liens................................................ 6
          ----------------
     4.16 Regulation U.................................................... 6
          ------------
     4.17 Credit Agreement................................................ 7
          ----------------
     4.18 No Untrue Statements............................................ 7
          --------------------

ARTICLE 5

     AFFIRMATIVE COVENANTS - FINANCIAL STATEMENTS......................... 7
     --------------------------------------------
     5.1  Payment of Obligations.......................................... 7
          ----------------------
     5.2  Maintenance of Existence........................................ 7
          ------------------------
     5.3  Inspection of Property, Books and Records....................... 7
          -----------------------------------------
     5.4  Licenses and Permits, Etc....................................... 7
          --------------------------
     5.5  Advice Regarding Changes........................................ 7
          ------------------------
     5.6  Advice Regarding Litigation..................................... 7
          ---------------------------
     5.7  Further Assurances.............................................. 7
          ------------------
     5.8  Observe All Laws................................................ 7
          ----------------
     5.9  Casualty Insurance.............................................. 8
          ------------------
     5.10 Public Liability Insurance...................................... 8
          --------------------------
     5.11 Worker's Compensation Insurance................................. 8
          -------------------------------
     5.12 Flood Insurance................................................. 8
          ---------------
     5.13 Payment of Impositions.......................................... 8
          ----------------------
     5.14 Performance of Commitment Letter................................ 9
          --------------------------------

     5.15 ERISA Requirement............................................   9
          -----------------
     5.16 Financial Statements, Etc....................................   9
          -------------------------
     5.17 Book Net Worth...............................................   9
          --------------
     5.18 Total Liabilities to Book Net Worth Ratio....................  10
          -----------------------------------------
     5.19 Debt Service Coverage Ratio..................................  10
          ---------------------------
     5.20 Funded Debt to EBITDA Ratio..................................  10
          ---------------------------
     5.21 Compliance...................................................  10
          ----------
     5.22 Primary Banking Relationship.................................  10
          ----------------------------

ARTICLE 6

     NEGATIVE COVENANTS................................................  10
     ------------------
     6.1 Merger, Consolidation, Change of Control......................  10
         ----------------------------------------
     6.2 Sale of Substantial Assets....................................  10
         --------------------------
     6.3 Amendment of Organizational Documents.........................  10
         -------------------------------------
     6.4 Nature of Business............................................  10
         ------------------
     6.5 Dividends.....................................................  10
         ---------
     6.6 Indebtedness..................................................  10
         ------------
     6.7 Guaranty......................................................  11
         --------
     6.8 Sale and Leaseback............................................  11
         ------------------
     6.9 Qualified Investments.........................................  11
         ---------------------

ARTICLE 7

     CONDITIONS PRECEDENT..............................................  11
     --------------------
     7.1 Closing.......................................................  11
         -------
     7.2 Conditions Precedent to the Closing...........................  11
         -----------------------------------


ARTICLE 8

     DEFAULT...........................................................  12
     -------
     8.1 Events of Default.............................................  12
         -----------------
     8.2 Remedies......................................................  13
         --------


ARTICLE 9

     MISCELLANEOUS.....................................................  14
     -------------
     9.1  Waiver of Default............................................  14
          -----------------
     9.2  Amendments and Waivers.......................................  14
          ----------------------
     9.3  Notices......................................................  14
          -------
     9.4  No Waiver, Cumulative Remedies...............................  15
          ------------------------------
     9.5  Liens, Set Off by Bank.......................................  15
          ---------------------
     9.6  No Third Party Beneficiaries.................................  15
          ----------------------------
     9.7  Florida Law..................................................  15
          -----------
     9.8  Paragraph Headings...........................................  15
          ------------------
     9.9  Gender; Etc..................................................  15
          ------------
     9.10 Severability.................................................  15
          ------------
     9.11 Reimbursement of Expenses....................................  15
          -------------------------
     9.12 Stamp or Other Taxes.........................................  16
          --------------------
     9.13 Participation Rights.........................................  16
          --------------------
     9.14 Execution in Counterparts....................................  16
          -------------------------
     9.15 No Partnership or Joint Venture..............................  16
          -------------------------------
     9.16 Receipt of Monies............................................  16
          -----------------
     9.17 Survival of Provisions.......................................  16
          ----------------------
     9.18 Indemnification..............................................  16
          ---------------
     9.19 Conflict With Note and Other Loan Documents..................  16
          -------------------------------------------
     9.20 Jurisdiction and Process.....................................  17
          ------------------------
     9.21 WAIVER OF JURY TRIAL.........................................  17
          --------------------

                                LOAN AGREEMENT


     This Loan Agreement is made and effective as of this 8th day of December, 2000, by and between IMRGLOBAL CORP., a Florida corporation (the "Borrower"), and AMSOUTH BANK, an Alabama banking corporation (the "Bank").

                                   ARTICLE I

                                  BACKGROUND
                                  ----------

     WHEREAS, contemporaneously with the execution of this Agreement, Bank is making a revolving loan to Borrower in the principal amount of up to $15,000,000.00 (the "Loan"), secured by certain improvements and other personal property (the "Improvements") located on certain real property more particularly described on Exhibit "A" attached hereto (the "Land"); and
             ----------

     WHEREAS, the Loan is (i) evidenced by a promissory note dated as of even date herewith, made by Borrower and payable to the order of Bank in the principal amount of the Loan (the "Note"), and (ii) secured by, among other collateral, a first priority mortgage and security agreement dated as of even date herewith from Borrower to Bank (the "Mortgage"), encumbering the Land and the Improvements (the Land and the Improvements and other property described in the Mortgage being hereinafter collectively called the "Project"; and the Note, the Mortgage, this Agreement and all other documents executed by Borrower in connection with the Loan, evidencing the same or related thereto being hereinafter collectively called the "Loan Documents"); and

     WHEREAS, the Bank has agreed to make the Loan on the terms and subject to the conditions set forth herein and in the other Loan Documents (as hereinafter defined).

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration in hand paid by the parties hereto, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE 2

                                  DEFINITIONS
                                  -----------

     2.1  Background. The Borrower and the Bank acknowledge and agree that the
          ----------
recitals set forth above (the "Background") are true and correct, and the Background and the instruments referred to therein are incorporated and made a part of this Agreement.

     2.2  Definitions. As used in this Agreement, the following terms shall have
          -----------
the meanings set forth below:

          2.2.1   "Advances" shall mean collectively (i) the initial Advance
                   --------
under the Note funded by Bank concurrently with its execution of this Agreement, and (ii) the subsequent Advances to be funded by Bank in accordance with the provisions hereof, and an "Advance" shall mean any of them, as the context shall
                           -------
require.

          2.2.2   "Affiliate" shall mean, with respect to any party to this
                   ---------
Agreement, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such entity. The term "control" means the power to direct the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          2.2.3   "Agreement" shall mean this Loan Agreement, as the same may be
                   ---------
amended, supplemented or modified, in writing, from time to time.

                                   Page 1 of 2l

          2.2.4     "Book Net Worth" shall mean Total Assets less Total
                     --------------
Liabilities.

          2.2.5     "Business Day" shall mean any day other than a Saturday,
                     ------------
Sunday or other day on which commercial banks in Clearwater, Florida are closed for business.

          2.2.6     "Capital Expenditures" shall mean any expenditure for fixed
                     --------------------
assets or that is properly chargeable to capital account in accordance with generally accepted accounting principles.

          2.2.7     "Change of Control" shall mean if any "person" or "group"
                     -----------------
(within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended [the "Exchange Act"]), has become, directly or indirectly, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), by way of merger, consolidation or otherwise, of 30% or more of the voting power of the voting stock of the Borrower and/or its Affiliates on a fully-diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the Borrower and/or its Affiliates, or any of them (whether or not such securities are then currently convertible or exercisable).

          2.2.8     "Closing" is defined in Section 7.1.
                     -------

          2.2.9     "Commitment Letter" shall mean that certain letter dated
                     -----------------
November 15, 2000 by and between Bank and Borrower.

          2.2.10    "Commitment" shall mean the obligation of the Bank to make
                     ----------
the Advances pursuant to the terms and subject to the conditions hereto.

          2.2.11    "Compliance Certificate" shall mean a composite certificate,
                     ----------------------
containing, among other things, certifications as to loan covenant compliance, in form and substance satisfactory to Bank, signed by Borrower's designated chief accounting officer in the form designated by Bank.

          2.2.12    "Credit Agreement" shall mean that certain Restated
                     ----------------
Revolving Credit Agreement delivered by Borrower to First Union National Bank dated as of January 19, 2000 as amended or modified from time to time.

          2.2.13    "Debt" shall mean (1) all indebtedness, whether or not
                     ----
represented by bonds, debentures, notes or other securities, for the repayment of borrowed money, (2) all deferred indebtedness for the payment of the purchase price of property or assets purchases, (3) all capitalized lease obligations,
(4) all indebtedness secured by any Lien on any property of such person, whether or not indebtedness secured thereby has been assumed, (5) all obligations within respect to any conditional sale contract or title retention agreement, (6) all indebtedness and obligations arising under acceptance facilities or in connection with surety or similar bonds, and the outstanding amount of all letters of credit issued for the account of such person, and (7) all obligations with respect to interest rate swap agreements.

          2.2.14    "Default" or "Event of Default" shall mean any of the events
                     -------      ----------------
specified herein, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          2.2.15    "Financial Statements" shall mean the balance sheet and
                     --------------------
statement of income and surplus as of the end of and for the applicable period for Borrower.

          2.2.16    "Funded Debt" shall mean the total amount then outstanding
                     -----------
of all Debt.

          2.2.17    "GAAP" shall mean generally accepted accounting principles
                     ----
in effect at the time of any determination thereof, consistently applied.

          2.2.18    "Governmental Authority" shall mean any municipal, county,
                     ----------------------
state or federal governmental authority or other governmental authority (domestic or foreign) having or claiming jurisdiction over the Land, the Improvements, the Bank or the Borrower.

          2.2.19    "Guaranteed Obligations" shall mean all guaranties,
                     ----------------------
endorsements, assumptions and other contingent obligations in respect of, or to purchase or to otherwise acquire, any indebtedness, obligation or liability of another person.

          2.2.20    "Impositions" shall mean all (i) real estate and personal
                     -----------
property taxes and other taxes and assessments, water and sewer rates and charges and all other governmental charges and any interest or costs or penalties with respect thereto, and charges for any easement or agreement maintained for the benefit of the Mortgaged Property, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time prior to or after the execution of this Agreement may be assessed, levied or imposed upon the Mortgaged Property or the rent or income received therefrom, or any use or occupancy thereof, and (ii) other taxes, assessments, fees and governmental charges levied, imposed or assessed upon or against the Borrower or any of its properties.

          2.2.21    "Improvements" shall mean all improvements and amenities now
                     ------------
existing or hereafter erected upon the Land.

          2.2.22    "Interest Expense" shall mean interest payable on Debt
                     ----------------
during the period in question.

          2.2.23    "Land" shall mean the owned real property and easement
                     ----
interests more particularly described in Exhibit "A" attached hereto and made a
                                         ----------
part hereof.

          2.2.24    "Loan" is defined in the Preamble.
                     ----

          2.2.25    "Loan Documents" shall mean, collectively, this Agreement,
                     --------------
the Note, the Mortgage, and any other agreements, documents or instruments relating to the Loan, or delivered to the Bank, whether executed prior to, at or after the Closing hereof, as the same may be amended, supplemented or modified, in writing, from time to time; and "Loan Document" shall mean any one of the
                                    -------------
foregoing.

          2.2.26    "Liabilities" shall mean all Debts and all other items
                     -----------
(including taxes accrued as estimated) that, in accordance with generally accepted accounting principles, would be included in determining total liabilities as shown on the liabilities side of a balance sheet.

          2.2.27    "Maturity Date" shall mean the earlier of (i) December 8,
                     -------------
2003, or (ii) such date as the Bank may establish in any notice of acceleration sent pursuant to Section 8.2.1, below.

          2.2.28    "Mortgage" shall mean that certain Mortgage and Security
                     --------
Agreement dated as of even date herewith, executed by the Borrower in favor of the Bank.

          2.2.29    "Mortgaged Property" shall mean the Land, the Improvements,
                     ------------------
all fixtures related thereto and all other property of any kind or nature, whether real, personal or mixed, described in the Mortgage as being encumbered thereby.

          2.2.30    "Note" is defined in the Preamble, as may be amended,
                     ----
modified, or supplemented in writing from time to time.

          2.2.31    "Participant" shall mean a Person to whom the Bank has sold
                     -----------
a participating interest in the Loan, or some portion thereof, as permitted hereunder.

          2.2.32    "Person" shall mean an individual, partnership, corporation,
                     ------
business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or a government or any agency or political subdivision thereof.

          2.2.33    "Permitted Liens" shall mean (i) liens in favor of the Bank;
                     ---------------
(ii) existing liens disclosed to Bank; and (iii) deposits under workmen's compensation, unemployment insurance and Social Security laws; (iv) liens imposed by law, such as carriers', warehousemen's or mechanics' and materialmen's liens, incurred in good faith in the ordinary course of business and that are not delinquent or that are subject to Permitted Contests; (v) any lien arising out of any litigation, legal proceeding or judgment that is subject to a Permitted Contest, and any pledges or deposits to secure, or in lieu of, any surety, stay or appeal bond with respect to any such litigation, legal proceeding or judgement; (vi) liens for taxes, assessments or other governmental charges or levies that are not delinquent or that are subject to Permitted Contests; and
(vii) liens created after the Loan closing to secure the acquisition cost of fixed assets for use in the ordinary course of business, provided that (A) any such lien is confined to the fixed assets so acquired, and (B) the indebtedness secured by such lien does not exceed the purchase price or fair market value, whichever is less, of the fixed assets so acquired at the time of their acquisition, as permitted under this section.

          2.2.34     "Qualified Investments" means: direct obligations of, or
                      ---------------------
obligations the payment of which is guaranteed by the United States of America ("Federal Securities"); an interest in any trust or fund that invests solely in Federal Securities; a certificate of deposit issued by, or other interest-bearing deposit with, any bank organized under the laws of the United States of America or any state thereof, provided that (A) such bank has capital, surplus and undivided profits of not less than $50,000,000.00, (B) such deposit is insured by the Federal Deposit Insurance Corporation, or (C) such deposit is collaterally secured by such bank by pledging Federal Securities having a market value (exclusive of accrued interest) not less than the face amount of such deposit (less the amount of such deposit insured by the Federal Deposit Insurance Corporation), and a purchase agreement with respect to Federal Securities, provided that the Federal Securities subject to such repurchase agreement are held by or under the control of the Borrower free and clear of third-party Liens.

          2.2.35    "Total Liabilities" shall mean all Debt and all other items
                     -----------------
(including taxes accrued as estimated) that, in accordance with generally accepted accounting principles, would be included in determining total liabilities as shown on the liabilities side of a balance sheet.

     2.3  Other Definitional Provisions. All terms defined in or incorporated
          -----------------------------
into this Agreement shall have the same defined meanings when used in the other Loan Documents or any certificate or other instrument made or delivered pursuant hereto unless the context otherwise requires. Any accounting term used but not defined herein shall have the meaning given to it under GAAP, or as otherwise acceptable to Bank in its reasonable discretion.

                                   ARTICLE 3

                                   THE LOAN
                                   --------

     3.1  The Loan. Subject to the terms and conditions contained in this
          --------
Agreement, and in reliance upon the representations and warranties hereinafter set forth, Bank agrees that Borrower may borrow, repay and reborrow principal amount not to exceed $15,000,000.00 for the purposes described in this Agreement. Borrower agrees to accept the Loan and to use the proceeds thereof only as provided herein. The Loan shall be evidenced by the Note, with principal and interest being payable as provided in the Note and Mortgage.

     3.2  Security for the Loan. The Loan is and shall be secured by (i) the
          ---------------------
Mortgage; (ii) a certain Collateral Assignment of Leases, Rents and Contract Rights dated as of even date herewith from Borrower to Bank, encumbering the property rights more particularly described therein; (iii) UCC-1 Financing Statements filed with the Pinellas County Clerk of Circuit Court and the Secretary of State of the State of Florida; and (iv) such other collateral as may be (A) required hereunder or under any of the other Loan Documents, or (B) otherwise provided to Bank (the documents described in this paragraph being hereinafter collectively called the "Security Documents").

     3.3  Loan Origination Fee. Borrower has paid Bank a non-refundable loan
          --------------------
origination fee tn the amount of $37,500.00 (the "Origination Fee"). The parties recognize and agree that the Origination Fee (i) was not and is not a charge for the use of money, but rather a purchase of the right to secure a loan of money on the part of Borrower; and (ii) was a material inducement for Bank to make the Loan and for having Bank ready, willing and able to fund the Loan in accordance with the terms of this Agreement. Borrower's payment of the Origination Fee to Bank is and shall be in addition to all other payments (including without limitation principal and interest) now or hereafter payable to Bank pursuant to the terms and conditions of the Note and the other Loan Documents.

     3.4  Availability Fee. Borrower shall pay to Bank a quarterly availability
          ----------------
fee calculated on the basis of twenty (20) basis points of the actual daily unused portion of the Note during the immediately preceding quarter, such quarterly fee to be paid within five (5) Business Days after Lender notifies the Borrower of the amount of the availability fee accrued in the preceding quarter.

                                   ARTICLE 4

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     In order to induce the Bank to enter into this Agreement and to make the Loan, the Borrower represents and warrants to the Bank that:

     4.1  Corporate Status. The Borrower is a corporation duly organized,
          ----------------
validly existing and in good standing under the laws of the State of Florida, has the corporate power and legal authority to own its property and carry on its business as now being conducted and is duly qualified to do business in every jurisdiction where qualification is necessary.

     4.2  Power and Authority. The Borrower is duly authorized under all
          -------------------
applicable provisions of law to execute, deliver and perform all obligations and provisions pursuant to this Agreement and the other Loan Documents, and all actions on the part of the Borrower required for the lawful execution, delivery and performance of this Agreement and the other Loan Documents have been duly taken. Each of this Agreement and the other Loan Documents, upon the due execution and delivery thereof, will be the valid and enforceable instrument, obligation or agreement of the Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally. To the best of the Borrower's knowledge, neither the execution and delivery of this Agreement or the other Loan Documents, nor the fulfillment of or compliance with their provisions and terms, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a violation of or default under any applicable law, regulation, order, writ, or decree, or any agreement or instrument to which the Borrower is now a party, or create any security interest, chattel mortgage, lien or other encumbrance upon any of the property or assets of the Borrower pursuant to the terms of any agreement or instrument to which the Borrower is a party or by which it is bound, except those in favor of the Bank expressly created by the Loan Documents.

     4.3  No Liens. There are no judgment or other liens, encumbrances, or other
          --------
security interests outstanding against the Mortgaged Property. Borrower has good and marketable title in fee simple to the Land, free and clear of any liens, charges, encumbrances, security interests and adverse claims whatsoever, except for the matters, if any, listed as exceptions in that certain Mortgagee Title Insurance Commitment issued by Lawyers Title Insurance Corporation, Commitment No. 0013838 in favor of Bank, as amended and delivered to Bank on the date hereof (the "Permitted Encumbrances"). Borrower shall not permit any lien, encumbrance, or security interest on any of its properties or assets other than Permitted Liens.

     4.4  Liabilities. The Borrower has not incurred any debts, liabilities, or
          -----------
obligations other than those disclosed on the financial statements and/or the notes thereto submitted in writing to the Bank by the Borrower or those incurred in the ordinary course of business subsequent to the date of the financial statements.

     4.5  Utilities. All utility services necessary for the full use and
          ---------
operation of the Project as designed are available within or at the boundaries of the Land, including water supply, storm and sanitary sewer facilities, electricity and telephone facilities.

     4.6  Licenses, Etc. All licenses, permits, consents, approvals and
          -------------
authorizations to occupy and operate the Project have been obtained and are in full force and effect, including without limitation all licenses, permits, consents, approvals and authorizations required under federal, state and/or local laws, statutes, regulations, rules, codes, ordinances and orders with respect to platting, subdivision, zoning, land use, access to public streets, curb cuts, construction of the Improvements, drainage, safety, building, fire protection, water, sewer, environmental and energy matters.

     4.7  Litigation. There are no investigations, actions, suits or proceedings
          ----------
by any federal, state or local government body, agency or authority, or any political subdivisions thereof, or by any Person, pending, or to the knowledge of the Borrower, threatened against the Borrower or the Project or other proceedings to which the Borrower is a party (including administrative or arbitration proceedings), (a) that are likely to result in any material adverse change in, or to have any other material adverse effect on, the business or condition, financial or otherwise, of the Borrower, or (b) that, whether or not the Borrower is a party thereto, seek to restrain, enjoin, prohibit or obtain damages or other relief with respect to the transactions contemplated by this Agreement or the Credit Agreement.

     4.8  Tax Returns. The Borrower has filed all tax returns required to be
          -----------
filed by it and has paid all taxes and assessments payable by it, if any, that have become due, other than those not yet delinquent.

     4.9  Contract or Restriction Affecting the Borrower. The Borrower is not a
          ----------------------------------------------
party to or bound by any contract or agreement or subject to any charter or other corporate restriction that materially and adversely affects or will materially and adversely affect the business, properties or condition, financial or otherwise, of the Borrower.

     4.10 Governmental Approval. The Borrower is in compliance with all
          ---------------------
applicable laws and regulations of all governmental authorities, except where the failure to so be in compliance will not materially and adversely affect the business, properties or condition, financial or otherwise, of the Borrower. Except as otherwise specified herein, no written approval of any federal, state or local governmental authority, or any political subdivision thereof, is necessary for the Borrower to carry out the terms of this Agreement or any of the other Loan Documents, and no consents or approvals are required in the making or performing of this Agreement or any of the other Loan Documents by Borrower.

     4.11 Environmental Laws. All pollution and environmental control laws and
          ------------------
regulations which are applicable to the Mortgaged Property and the use thereof have been and will be satisfied.

     4.12 Priority of Lien on Personalty. No chattel mortgage, security
          ------------------------------
agreement, financing statement or other title retention agreement (except those executed in favor of the Bank) has been or will be executed with respect to any property forming a part of the Mortgaged Property.

     4.13 Condition of the Mortgaged Property. The Improvements are not now
          -----------------------------------
damaged or injured as a result of any fire, explosion, accident, flood or other casualty.

     4.14 Zoning. The Mortgaged Property is zoned in accordance with all
          ------
applicable governmental rules, ordinances, regulations and laws so as to permit the Improvements and related amenities and that such zoning and all other applicable laws and ordinances do not impose any setbacks or other requirements which have not been complied with by Borrower.

     4.15 Mechanics' Liens. All other bills for labor, materials and services
          ----------------
supplied or furnished to the Mortgaged Property have been paid in full; and no persons or entities have the right to assert a lawful claim of lien against the Mortgaged Property or any portion thereof for labor or services furnished, or for materials supplied pursuant to the provisions of Chapter 713, Florida Statutes.

     4.16 Regulation U. No part of the proceeds of the Loan will be used to
          ------------
purchase or carry or to reduce or retire any loan incurred to purchase or carry, any margin stocks (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stocks. The Borrower is not engaged and will not engage as one of its important activities in extending credit for the purpose of purchasing or carrying such margin stocks. If requested by the Bank, the Borrower will furnish to the Bank, in connection with the Loan, a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U. In addition, no part of the proceeds of the Loan will be used for the purchase of commodity future contracts (or margins therefor for short sales), or for any commodity.

     4.17 Credit Agreement. The Borrower is not in default with respect to any
          ----------------
of its obligations under the Credit Agreement and the Credit Agreement and all notes and other debt instruments executed and delivered by Borrower in connection therewith which have not been redeemed or repaid in full are in full force and effect.

     4.18 No Untrue Statements. Neither this Agreement, nor any of the other
          --------------------
Loan Documents, nor any other agreement, report, schedule, certification or instrument simultaneously with the execution of this Agreement delivered to the Bank by the Borrower or by any officer thereof, contains any misrepresentation or untrue statement of any material fact or omits to state any material fact necessary to make any of such agreements, reports, schedules, certificates or instruments not misleading in any material respect.

                                   ARTICLE 5

                 AFFIRMATIVE COVENANTS - FINANCIAL STATEMENTS
                 --------------------------------------------

     The Borrower covenants that, so long as any portion of the Loan remains unpaid and unless the Bank otherwise consents in writing, it will:

     5. 1 Payment of Obligations. Pay and discharge at or before maturity, all
          ----------------------
its material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be diligently contested in good faith by appropriate proceedings, and will maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

     5.2  Maintenance of Existence. Preserve, renew and keep in full force and
          ------------------------
effect its existence as a valid and active corporation under the laws of the State of Florida and will not voluntarily dissolve or allow itself to be involuntarily dissolved.

     5.3  Inspection of Property, Books and Records. Keep proper books of record
          -----------------------------------------
and account in which full, true and correct entries in conformity with generally accepted accounting principles shall be made of all dealings and transactions in relation to its business and activities; and will permit representatives of the Bank to visit and inspect any of its properties, to examine and make copies from its books and records and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

     5.4  Licenses and Permits, Etc. Preserve and keep in force all licenses,
          -------------------------
permits and franchises necessary for the proper conduct of Borrower's business.

     5.5  Advice Regarding Changes. Inform the Bank immediately of any material
          ------------------------
adverse changes in the financial condition of Borrower, or in the condition of the Mortgaged Property.

     5.6  Advice Regarding Litigation. Inform the Bank promptly of any
          ---------------------------
litigation which might or could materially affect the Borrower's financial condition, or the Mortgaged Property.

     5.7  Further Assurances. At its cost and expense, upon request of the Bank,
          ------------------
duly execute and deliver or cause to be duly executed and delivered to the Bank such further instruments and do and cause to be done such further acts that may be necessary or proper in the opinion of the Bank, reasonably exercised, to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

     5.8  Observe All Laws. Conform to and duly observe in all material respects
          ----------------
all laws, regulations and other valid requirements of any regulatory authority with respect to its properties and the conduct of its business.

     5.9  Casualty Insurance.
          ------------------

          5.9.1 Borrower shall (i) keep the Improvements and all personal property owned by Borrower and located on the Land insured against loss or damage by fire, theft, vandalism, malicious mischief and such other hazards and contingencies as Bank may require from time to time; (ii) ensure that each policy required under this paragraph provides that (A) losses will be adjusted with Bank, (B) loss payments will be payable to Bank alone, such payments to be applied, at the option of Bank (except as may be otherwise provided herein or in the Mortgage), to the restoration, repair or replacement of the Improvements or the payment of the principal and interest on the Note and all other indebtedness of Borrower to Bank, (C) the interest of Bank shall be insured regardless of any breach or violation by Borrower of any warranties, declarations, terms or conditions contained in such policy, and (D) if such insurance is cancelled or materially changed for any reason whatsoever, the insurer shall promptly notify Bank and such cancellation or change shall not be effective as to Bank for thirty (30) days after receipt by Bank of such notice; and (iii) deliver to Bank a copy of each such policy (or, in Bank's discretion, a certificate of coverage satisfactory to Bank in connection therewith) upon the execution hereof; and a copy of each renewal policy (or, in Bank's discretion, a certificate of coverage satisfactory to Bank in connection therewith) not less than thirty (30) days prior to the expiration of the original policy or preceding renewal policy (as the case may be), and shall also deliver to Bank receipts or other evidence that the premiums thereon have been paid.

          5.9.2 All insurance policies required under this Agreement shall be subject to Bank's approval as to amounts, form, risk coverage, deductibles, insurance and provisions relating to notices, cancellation and Bank's rights as mortgagee/loss payee; provided, however, that the limits of coverage required
                      --------  -------
for the Improvements shall be their actual replacement cost. Loss payments shall be applied to the restoration, repair or replacement of the Improvements provided (i) no Event of Default (or any other event that, with notice or the passage of time, or both, would constitute an Event of Default) has occurred and is continuing; (ii) Borrower either (A) deposits additional monies with Bank in amounts which in Bank's judgment are sufficient to defray all costs to be incurred in excess of the loss payments to complete the restoration and all costs associated therewith, including labor, materials, architectural and design fees and expenses and contractor's fees and expenses, or (B) provides evidence satisfactory to Bank of the direct payment by Borrower of all costs to be incurred in excess of the loss payments to complete the restoration and all costs associated therewith, including labor, materials, architectural and design fees and expenses and contractor's fees and expenses, through direct payment to the parties providing same, all as evidenced by paid receipts and/or cancelled checks and lien waivers or releases satisfactory to Bank; and (iii) Bank shall have approved a budget and cost breakdown for the restoration, together with a disbursement schedule, in detail satisfactory to Bank. If the conditions set forth in the preceding sentence are not met to Bank's reasonable satisfaction, the loss payments shall at Bank's discretion be applied to the payment of the principal and interest on the Note and all other indebtedness of Borrower to Bank. Condemnation proceeds shall also be made available to Borrower for restoration under the same requirements listed above provided sufficient Land remains available for such construction.

     5.10 Public Liability Insurance. Carry and cause all contractors to carry
          --------------------------
comprehensive public liability and property damage insurance in connection with the Mortgaged Property, and during any period of construction, contractor's protective liability insurance (including explosion and collapse coverage), and comprehensive automobile liability insurance covering all motor vehicles, owned and non-owned, used in connection with the Mortgaged Property, all in amounts and with insurers acceptable to the Bank, and deliver to the Bank a certificate indicating that the policy or policies evidencing such insurance have been issued to the Borrower.

     5.11 Worker's Compensation Insurance. Carry worker's compensation and
          -------------------------------
employer's liability insurance covering all liability in connection with the Mortgaged Property under applicable worker's compensation laws, and deliver to the Bank a certificate indicating that the policy or policies evidencing such insurance have been issued.

     5.12 Flood Insurance. Comply with the requirements of the Flood Disaster
          ---------------
Protection Act as and when required.

     5.13 Payment of Impositions. Pay and discharge the Impositions, such
          ----------------------
Impositions or installments thereof to be paid not later than the due date thereof, or on the day any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof (if such day is used to determine the due date of the respective item); provided, however, that if by law any

Imposition may, at the option of the taxpayer or other person obligated to pay it, be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition) the Borrower may exercise the option to pay the same in such installments. Also pay and discharge, or cause to be paid and discharged, promptly all taxes, assessments and governmental charges or levies imposed upon the Borrower or upon its income, receipts or any of its properties before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof.

     5.14      Performance of Commitment Letter. Perform and comply within a
               --------------------------------
timely manner all terms, covenants and requirements imposed on the Borrower by the Commitment Letter in accordance with the terms thereof. To the maximum extent possible, the terms of this Agreement and the Commitment Letter shall be construed to be supplementary to and not in conflict with each other, but in the event of any conflict, the terms of this Agreement shall control.

     5.15      ERISA Requirement. Comply with all requirements of ERISA
               -----------------
applicable to it and furnish to Bank as soon as possible and in any event within thirty (30) days after any officer of the Borrower or any duly appointed administrator of any employee pension benefit plan (as defined in ERISA) knows or has reason to know that any Reportable Event (as defined in ERISA) with respect to any such plan has occurred, an Officers' Certificate describing in reasonable detail such Reportable Event and any action that the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the Pension Benefit Guaranty Corporation, or any successor thereto, or a statement that said notice will be filed with the annual report of the United States Department of Labor with respect to such plan if such filing has been authorized.

     5.16      Financial Statements, Etc. Borrower will deliver to Bank the
               -------------------------
following:

               5.16.1 Within forty-five (45) days after the end of each quarter of the Borrower's fiscal year (except the last quarter), Financial Statements, on a consolidated and consolidating basis, as of the end of and for such period in reasonable detail to include income statement and balance sheet, setting forth in comparative form, the corresponding figures for the corresponding date and accounting period in the preceding fiscal year, together with a certification that they are true and correct and that Borrower is not in default under any of the Loan Documents, and containing such computations and conclusions in such detail as Bank so requires.

               5.16.2 Within ninety (90) days after the end of each fiscal year, certified Financial Statements, on a consolidated and consolidating basis, as of the end of and for such year of the Borrower audited by an independent certified public accounting firm reasonably acceptable to Bank in reasonable detail, setting forth in comparative form the corresponding figures for the corresponding date and period in the preceding fiscal year.

               5.16.3 Within one hundred and twenty (120) days after the end of each fiscal year, a copy of the Form 10K report.

               5.16.4 Promptly upon receipt thereof, copies of all other material detailed reports, correspondence, communications, and the like (if any) submitted to Borrower by independent certified public accountants or other financial advisors in connection with each annual or interim review of the books of Borrower or otherwise related to the finances, accounting, or business of Borrower.

               5.16.5 Such other material financial and general business information as Bank may from time to time reasonably request from Borrower.

     5.17      Book Net Worth. Borrower shall not allow its Book Net Worth at
               --------------
any time to be less than $235,000,000.00 as of December 31, 2000, and $255,000,000.00 as of December 31, 2001 and $280,000,000.00 as of December 31,
2002 and at all times thereafter. These amounts may be reduced to reflect fifty percent (50%) of Treasury Stock purchases in any given year.

     5.18      Total Liabilities to Book Net Worth Ratio. The ratio of Total
               ------------------------------------------
Liabilities to Book Net Worth defined above, shall at no time exceed .50 to 1.0 as of December 31, 2000 and at all times through December 31, 2001 at which time it shall be .475 to 1.0 at all times through December 31, 2002; at which time it shall be .45 to 1.0 at all times thereafter.

     5.19      Debt Service Coverage Ratio. The Debt Service Coverage Ratio
               ---------------------------
shall be defined as EBITDA for any fiscal year (as defined by GAAP) to Interest Expense and Principal Maturities (specifically including, but not limited to, all scheduled Debt repayment plus 1/7th of outstanding Revolver debt) for such fiscal year. Borrower shall maintain a debt service coverage ratio of 1.50 to
1.0 or more to be measured quarterly on a rolling four-quarter basis.

     5.20      Funded Debt to EBITDA Ratio. Borrower shall not permit its ratio
               ---------------------------
of Funded Debt and Guaranteed Obligations to EBITDA to be greater than 1.75 to
1. This ratio shall be measured quarterly on a rolling four-quarter basis.

     5.21      Compliance. Cause all Subsidiaries and Affiliates to comply with
               ----------
all of the financial covenants and other material terms, conditions, and obligations of this Agreement and other Loan Documents, which are material to Borrower and its Subsidiaries and Affiliates when considered on a consolidated basis. All financial covenants and calculations shall be on a combined and consolidated basis after elimination of intercompany items.

     5.22      Primary Banking Relationship. Borrower shall maintain their
               ----------------------------
payroll accounts with Bank.

                                   ARTICLE 6

                              NEGATIVE COVENANTS
                              ------------------

     The Borrower agrees that, so long as any portion of the Advances remains unpaid, unless the Bank otherwise consents in writing, it will not:

     6.1       Merger, Consolidation, Change of Control. Enter or permit the
               ----------------------------------------
entrance into any merger or consolidation in which Borrower is not the surviving entity, and will not issue, sell or otherwise, directly or indirectly, any of its equity interests or participate in or allow any Change in Control of Borrower without Bank's prior written consent.

     6.2       Sale of Substantial Assets. Sell, lease, transfer or otherwise
               --------------------------
dispose of all or a substantial part of its properties, shares or assets to, or acquire all or a substantial part of the properties, shares or assets of, any other Person, without the prior written consent of Bank.

     6.3       Amendment of Organizational Documents. Amend or modify the
               --------------------------------------
Organizational Documents in a manner which would be detrimental to or have an adverse impact on the Borrower or Bank, without the prior written consent of the Bank.

     6.4       Nature of Business. Change the nature of its primary business, or
               ------------------
enter into any new business or acquire any business, either of which is substantially different from Borrower's business as presently conducted, as disclosed to Bank in Borrower's application for the Loan. Notwithstanding the foregoing, Borrower may acquire other Person(s) in an amount not to exceed $25,000,000 per transaction or a cumulative total of $50,000,000.00 per year without the Bank's prior written consent, which consent, if required, shall not be unreasonably withheld.

     6.5       Dividends. Make any dividends, other than stock dividends, or may
               ---------
any distributions or redeem, retire or acquire any of its stock, except for the acquisition of treasury stock on the open market, provided, however, that any Subsidiary may pay dividends to Borrower or another wholly-owned Subsidiary by Borrower, and except for dividends paid with Bank's prior written consent, not to be unreasonably withheld.

     6.6       Indebtedness. Directly or indirectly, create, incur, assume or
               ------------
become liable for any Debt, whether contingent or direct, in cumulative excess of $5,000,000.00 without prior written consent of Bank, other than indebtedness previously approved by Bank in writing. The current Debt reflected in the Credit Agreement is hereby approved by Bank, but such Debt and Credit Agreement shall not be materially modified or increased in excess of $5,000,000.00 without the prior written consent of Bank.

     6.7       Guaranty. Guaranty or otherwise become obligated in any way for
               --------
any obligation or indebtedness or the like or incur any other debt, except as previously approved by Bank in writing, nor will it in any way become responsible for the Obligations of any other Person, directly or indirectly, whether by agreement to purchase the Obligations of any other Person, by guaranty, endorsement, surety agreement or otherwise, except endorsement of negotiable instruments for collection in the ordinary course of business. Notwithstanding the foregoing, the Debt of Borrower currently guaranteed by any Subsidiary is deemed acceptable to Bank.

     6.8       Sale and Leaseback. Enter into any arrangement, direct or
               ------------------
indirect, with any Person whereby it shall sell or transfer any property, real or personal, and used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being transferred.

     6.9       Qualified Investments. Except as permitted in Section 6.4 hereof,
               ---------------------
have any investment in or make any loans to acquire any interest whatsoever, directly or indirectly, in any other Person except Qualified Investments and stock of existing subsidiaries disclosed to Bank up to $1,000,000.00 without Bank's prior written consent, which consent, if required, shall not be unreasonably withheld.

                                   ARTICLE 7

                             CONDITIONS PRECEDENT
                             --------------------

     7.1       Closing. The closing of the transactions contemplated hereby (the
               -------
"Closing") shall be held at a time and place mutually agreeable to the Bank and the Borrower. Notwithstanding the date of the closing, this Agreement, the Note, the Mortgage and all other Loan Documents shall be effective as of the date provided in the first sentence of this Agreement.

     7.2       Conditions Precedent to the Closing. The Bank shall have no
               -----------------------------------
obligation to close the transactions contemplated hereby or to fund the Loan or make any subsequent Advance until the Bank has received the items listed below and/or the events described below have occurred, as the case may be:

               7.2.1     Loan Documents. This Agreement has been duly executed
                         --------------
by the Borrower and delivered to the Bank and the Note, the Mortgage and all other Loan Documents have been executed by the Borrower and delivered to the Bank.

               7.2.2     Borrowing Resolutions and Company General Certificate.
                         -----------------------------------------------------
Delivery of copies of (i) the resolutions of the directors of the Borrower certified by the corporate secretary authorizing execution of this Agreement, the other Loan Documents on behalf of the Borrower and authorizing specified officers of the Borrower to execute and deliver this Agreement, the other Loan Documents on behalf of the Borrower, and (ii) a company certificate of the Borrower.

               7.2.3     Certificates of Incumbency. A certificate of incumbency
                         --------------------------
showing the present officers of the Borrower and specimen signatures of said officers.

               7.2.4     No Adverse Change. No change in key management and no
                         -----------------
conditions occur or arise regarding the Borrower's financial condition which the Bank deems, in its sole discretion, to have a materially adverse impact on the Borrower's financial condition.

               7.2.5     Representations and Warranties. All of the
                         ------------------------------
representations and warranties of the Borrower set forth in this Agreement are true and correct.

               7.2.6     Miscellaneous. No Event of Default has occurred and
                         -------------
Bank has received such other items, documents, deliveries and the like as Bank shall require in its reasonable discretion.

                                 Page 11 of 2l

                                   ARTICLE 8

                                    DEFAULT
                                    -------

     8.1       Events of Default. The occurrence of one or more of the following
               -----------------
events shall constitute an event of default hereunder (an "Event of Default"):

               8.1.1     Payment of Loan. The failure to pay the outstanding
                         ---------------
principal amount of the Note, or accrued interest, within five (5) days after due, or the failure to pay any other amount payable hereunder or under any of the other Loan Documents, either by the terms hereof or thereof or otherwise as herein or therein provided, without notice on demand.

               8.1.2     Covenants. The Borrower shall fail to observe or
                         ---------
perform any covenant contained in this Agreement for a period of ten (10) days after written notice thereof from Bank.

               8.1.3     Representation or Warranty. Any representation or
                         --------------------------
warranty made by the Borrower herein or in any writing furnished in connection with or pursuant to this Agreement or any of the other Loan Documents shall be false or misleading in any material respect on the date upon which made or deemed reaffirmed.

               8.1.4     Other Documents. The occurrence of any default as
                         ---------------
specified in any of the other Loan Documents and such default shall not have been remedied within the grace period, if any, provided in such Loan Document.

               8.1.5     Default Under the Credit Agreement. An Event of Default
                         ----------------------------------
shall occur under the Credit Agreement, which shall not have been cured within any applicable grace and cure period, if any, provided for therein. Borrower shall also provide to the Bank copies of any and all notices of default or non-compliance by the Borrower under the Credit Agreement within two (2) Business Days after the Borrower's receipt of the same.

               8.1.6     Liquidation; Dissolution; Voluntary Bankruptcy. The
                         ----------------------------------------------
liquidation or dissolution of the Borrower, or the filing by the Borrower of a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, or any other action of the Borrower indicating its consent to, approval of or acquiescence in, any such petition or proceeding; the application by the Borrower for, or the appointment by consent or acquiescence of the Borrower of a receiver, a trustee or a custodian of the Borrower for all or a substantial part of its property; the making by the Borrower of any assignment for the benefit of creditors; the inability of the Borrower or the admission by the Borrower in writing of its inability to pay its debts as they mature; or the Borrower taking any action to authorize any of the foregoing.

               8.1.7     Involuntary Bankruptcy. The filing of an involuntary
                         ----------------------
petition against the Borrower in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver, a trustee or a custodian of the Borrower for all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Borrower, and the continuance of any of such events for thirty (30) days undismissed or undischarged.

               8.1.8     Adjudication of Bankruptcy. The adjudication of the
                         --------------------------
Borrower as bankrupt or insolvent.

               8.1.9     Order of Dissolution. The entering of any order in any
                         --------------------
proceedings against the Borrower decreeing the dissolution, divestiture or split-up of the Borrower, and such order remains in effect for more than thirty
(30) days.

               8.1.10    Reports and Certificates. Any report, certificate,
                         ------------------------
financial statement or other instrument delivered to the Bank by or on behalf of the Borrower pursuant to the terms of this

Agreement or the Loan Documents is false or misleading in any material respect when made or delivered.

               8.1.11    Illegality of Agreement or the Note. This Agreement or
                         -----------------------------------
the Note shall have been held by any court of competent jurisdiction, or by any competent regulatory authority, to be illegal, invalid, prohibited or unenforceable in whole or in material part.

               8.1.12    Attachment. Except as expressly provided otherwise
                         ----------
hereunder, an attachment or any other lien (mechanic's or otherwise) against the Mortgaged Property shall be issued or entered and shall remain undischarged or unbonded for thirty (30) days after the filing thereof.

               8.1.13    Levy Upon Property. Levy is made under any process on,
                         ------------------
or a receiver be appointed for the Mortgaged Property or any other property, of the Borrower.

               8.1.14    Side Letter. Failure of Borrower to complete all of its
                         -----------
obligations under the terms of that certain Side Letter of even date herewith from Borrower to Bank within the time period permitted thereunder.

     8.2       Remedies.
               --------


               8.2.1     Acceleration and Set-off. Upon the occurrence of any
                         ------------------------
Event of Default, and at any time thereafter as long as the Event of Default is continuing, the Bank may, in addition to all other rights and remedies otherwise available in the other Loan Documents or at law or equity, declare the entire principal and all interest on the Advances and all obligations under the Loan Documents, and all other indebtedness of the Borrower to the Bank, whether the Borrower's liability for payment thereof is primary or secondary, direct or indirect, sole, joint, several or joint and several, or whether the indebtedness is matured or unmatured, due or to become due, fixed, absolute or contingent, to be immediately due and payable (without presentment, demand, protest or other notice of any kind, all of which are expressly waived) and the Loan and all such other indebtedness thereupon shall bear an interest at the maximum rate of interest allowed by law, and shall be and become immediately due and payable, and the Bank may proceed to collect the same by foreclosure of the Mortgage, pursuit of the Bank's remedies under the Uniform Commercial Code, at law, or as otherwise provided in the Loan Documents and/or other instruments or agreements signed by the Borrower. In addition, without limiting any other rights of the Bank, whenever the Bank has the right to declare any indebtedness or other sums to be immediately due and payable (whether or not it has so declared), each of the Bank and each Participant may set off against the indebtedness without notice any amounts then owed to the Borrower by the Bank or such Participant, as the case may be, in any capacity, whether due or not due, including without limitation deposits, stocks, bonds and other securities and other assets held in any custodial accounts, and each of the Bank and each Participant shall be deemed to have exercised its right tb set off immediately at the time its right to such election accrues.

               8.2.2     Cumulative Remedies. All rights, remedies or recourse
                         -------------------
of the Bank under this Agreement, the Note, or any other Loan Documents, at law, in equity or otherwise, are cumulative, and exercisable concurrently, and may be pursued singularly, successively or together and may be exercised as often as occasion therefore shall arise. No act of commission or omission by the Bank, including, but not limited to, any failure to exercise, or any delay, forbearance or indulgence in the exercise of, any right, remedy or recourse hereunder or under any other Loan Document shall be deemed a waiver, release or modification of that or any other right, remedy or recourse, and no single or partial exercise of any right, remedy or recourse shall preclude the Bank from any other or future exercise of the right, remedy or recourse or the exercise of any other right, remedy or recourse. No waiver or release of any such rights, remedies and recourse shall be effective against the Bank unless in writing and manually signed by an authorized officer on the Bank's behalf, and then only to the extent recited therein. A waiver, release or modification with reference to any one event shall not be construed as continuing or constituting a course of dealing, nor shall it be construed as a bar to, or as a waiver, release or modification of, any subsequent right, remedy or recourse as to a subsequent event.

               8.2.3     No Liability. Whether or not the Bank elects to employ
                         ------------
any or all remedies available to it in the event of an occurrence of a Default or an Event of Default, the Bank shall not be liable for the payment of any expenses incurred in connection with the exercise of any remedy available to the Bank or for the performance or non-performance of any obligation of the Borrower.


                                   ARTICLE 9

                                 MISCELLANEOUS
                                 -------------

     9.1       Waiver of Default. The Bank may, only by written notice to the
               -----------------
Borrower at any time and from time to time, waive any default in the performance or observation of any condition, covenant or other term thereof or any Event of Default that shall have occurred hereunder and its consequences. Any such waiver shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, the Borrower shall be restored to its former position hereunder and under the Loan Documents, and any Event of Default so waived shall be deemed to be cured and not continuing to the extent specified in the written notice; but no such waiver shall extend to any subsequent or other Event of Default.

     9.2       Amendments and Waivers. The Bank and the Borrower may, subject to
               ----------------------
the provisions of this Section, from time to time, enter into written agreements for the purpose of amending any provision to this Agreement or the other Loan Documents or changing in any manner the rights of the Bank or the Borrower hereunder or under the other Loan Documents. No such amendment, modification or supplement shall be established by custom, conduct or course of dealing, but solely by an instrument in writing duly executed by the party to be charged therewith. The Bank shall indicate its consent to any written request by the Borrower with respect to any such proposed amendment, modification or supplement by its delivery to the Borrower of its affirmative written approval thereof within ten (10) days of its receipt of written request from the Borrower for such amendment, modification or supplement; provided, however, that any such request shall be deemed denied by the Bank if such written approval thereof shall not have been delivered by the Bank to the Borrower within such period.

     9.3       Notices. All notices, requests, demands and other communications
               -------
which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; the day it is sent, if sent by telefacsimile transmission, with receipt confirmation; the day after it is sent, if sent by recognized expedited over-night delivery service; and upon receipt, if mailed, certified mail, return receipt requested, postage prepaid. In each case notice shall be sent to:

     If to the Borrower:            IMRGLOBAL CORP.
                                    100 South Missouri Avenue
                                    Clearwater, Florida 33756
                                    Attn:  Mr. Dilip Patel
                                    Facsimile:   (727) 467-9690

     with a copy to:                HOLLAND & KNIGHT
                                    400 North Ashley Drive, Suite 2300
                                    Tampa, Florida 33602
                                    Attn:  Barbara Yadley, Esquire
                                    Facsimile:   (813) 229-0134

     If to the Bank:                AMSOUTH BANK
                                    13535 Feather Sound Drive
                                    Building 1 . Suite 620
                                    Clearwater, Florida 33762
                                    Attn:  Mr. Ronald L. Ciganek, Senior Vice
                                           President
                                           Commercial Lending Department
                                    Facsimile:  (727) 572-4776
     with a copy to:                     TRENAM, KEMKER, SCHARF, BARKIN, FRYE,
                                          O'NEILL & MULLIS, P.A.
                                         101 East Kennedy Boulevard . Suite 2700
                                         Tampa, Florida 33602
                                         Attn: Robert G. Stern, Esquire
                                         Facsimile: (813) 229-6553

or to such other address as either party may have specified in writing to the other using the procedures specified above in this Section.

     9.4  No Waiver: Cumulative Remedies. No failure to exercise and no delay
          ------------------------------
in exercising, on the part of the Bank, any right, power or privilege hereunder or under any of the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and in the other Loan Documents provided are cumulative and not exclusive of any rights or remedies provided by law.

     9.5  Liens, Set Off by Bank. The Borrower hereby grants to the Bank a
          ----------------------
continuing lien for the Loan and all other indebtedness of the Borrower to the Bank upon any and all monies and securities of the Borrower and the proceeds thereof, now or hereafter held or received by or in transit to, the Bank from or for the Borrower, and also upon any and all deposits (general or special) and credits of the Borrower, if any, against the Bank, at any time existing. Upon the occurrence of any Event of Default hereunder, the Bank is hereby authorized at any time and from time to time, without notice to the Borrower, to set off, appropriate and apply any or all items hereinabove referred to against all indebtedness of the Borrower to the Bank, whether under this Agreement, or otherwise, whether now existing or hereafter arising.

     9.6  No Third Party Beneficiaries. This Agreement is a contract among the
          ----------------------------
Bank or the Borrower for their mutual benefit and no third person shall have any right, claim or interest against either the Bank or the Borrower by virtue or any provision hereof.

     9.7  Florida Law. This Agreement and the rights and obligations of the
          -----------
parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida without regard to the principles of the conflict of laws of Florida.

     9.8  Paragraph Headings. Paragraph headings are for the purpose of
          ------------------
identification only and are not considered as a substantive part of this Agreement.

     9.9  Gender; Etc. Whenever the context so requires, the neuter gender
          -----------
includes the feminine and/or masculine, as the case may be, and the singular number includes the plural, and the plural number include the singular.

     9.10 Severability. Each paragraph, provision, sentence and part thereof of
          ------------
this Agreement shall be deemed separate from each other paragraph, provision, sentence or part thereof, and the invalidity or unenforceability for any reason or to any extent of any such portion of this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any other Loan Document, or the application of such paragraph, provision, sentence or part thereof to other persons and circumstances.

     9.11 Reimbursement of Expenses. The Borrower agrees to reimburse the Bank
          -------------------------
and the Participants for all reasonable costs and out-of-pocket expenses (including reasonable fees of attorneys) incurred in connection with the preparation, execution, delivery, modification, waiver, enforcement, and amendment of this Agreement and the other Loan Documents, and also all reasonable expenses incurred by the Bank and the Participants (including reasonable fees of attorneys) in the collection or enforcement of any indebtedness incurred hereunder in the Event of Default by Borrower under any of the Loan Documents. The obligations of the Borrower under this Section shall survive the repayment of the Loan and the satisfaction by the Borrower of its other obligations under this Agreement and the other Loan Documents.

     9.12 Stamp or Other Taxes. The Borrower agrees to pay any and all stamp,
          --------------------
documentary, exercise and intangible taxes now or hereafter payable in respect of this Agreement, the Note, and the other Loan Documents, whether in connection with the execution and delivery thereof, the making of any Advance previously or hereafter made, any modification or renewal thereof, or otherwise, together with any interest and penalties incident thereto. The Borrower agrees to and shall indemnify and hold the Bank harmless from and against all loss, cost, expense and attorneys' fees that may be incurred by the Bank in connection with any such assessment, tax, levy or other charge, or any interest or penalty resulting therefrom. The Bank may, but shall not be obligated to, at any time or from time to time, debit the deposit account of the Borrower at the Bank for the amount of any such obligations.

     9.13 Participation Rights. Nothing contained in this Agreement or any other
          --------------------
Loan Documents shall in any way prohibit or otherwise restrict the Bank from (a) entering into agreements with other financial institutions or any other Person whereby such other institutions participate in the Loan and (b) issuing participation certificates or agreements to such other institutions in connection therewith; provided, that the Loan shall be administered by the Bank and all actions permitted to be taken by "the Bank" hereunder shall be taken solely by the Bank (but this provision shall not prohibit (i) a participation agreement from requiring that the Bank first obtain the consent of a Participant with respect to one or more of such actions or (ii) a Participant from taking any action expressly permitted it under this Agreement).

     9.14 Execution in Counterparts. This Agreement and the other Loan Documents
          -------------------------
may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     9.15 No Partnership or Joint Venture. Nothing contained herein nor the acts
          -------------------------------
of the parties hereto shall be construed to create a partnership or joint venture between Borrower and Bank.

     9.16 Receipt of Monies. The receipt by Bank of any sum of money pursuant to
          -----------------
this Agreement with knowledge of the breach of any term, covenant or provision of this Agreement shall not be deemed a waiver of such breach. No payment by Borrower or receipt by Bank of a lesser amount than any sum of money herein stipulated shall be deemed to be other than on account of such stipulated sum, nor shall any endorsement or statement on any check, or any letter accompanying any check, be deemed an accord and satisfaction and Bank may accept such payment or check without prejudice to Bank's right to recover the balance of any payment or other monies under this Agreement or pursue any of the remedies hereunder or under the other Loan Documents.

     9.17 Survival of Provisions. All covenants, agreements, items,
          ----------------------
representations and warranties made in this Agreement and the documents delivered in support of the Loan shall be deemed to have been material and relied on by Bank and shall survive the repayment of the Loan and satisfaction of the obligations of the Borrower.

     9.18 Indemnification. Without limiting any of the other provisions
          ---------------
contained in this Agreement, the Note or the other Loan Documents, Borrower agrees to indemnify and hold Bank harmless from and against any and all liability, deficiency, damage, cost or expense resulting from (i) any misrepresentation, material omission, breach of warranty or representation, or the nonfulfillment of any covenant or agreement on the part of Borrower under or relating to this Agreement, the Note or the other Loan Documents, or (ii) any allegation that the relationship of Bank and Borrower is anything other than that of a secured Bank and a borrower; and any and all actions, suits, proceedings, demands, assessments, judgments, costs, legal and accounting fees or other expenses incident to the foregoing indemnification by Borrower pursuant to this Agreement.

     9.19 Conflict With Note and Other Loan Documents. In the event of any
          -------------------------------------------
conflict between the terms of this Agreement and the terms of the Note or the other Loan Documents, the terms of this Agreement shall control and govern in all respects. However, to the greatest extent possible, the provisions of this Agreement shall be deemed supplemental to and not in derogation of the Note and the other Loan Documents.

     9.20 Jurisdiction and Process. The Borrower and the Bank agree that
          ------------------------
jurisdiction and venue shall properly lie in the Sixth Judicial Circuit in the State of Florida in and for Pinellas County, and in the United States District Court for the Middle District of Florida with respect to any legal proceedings arising from this Agreement or any of the other Loan Documents. Such jurisdiction and venue is merely permissive; jurisdiction and venue shall also continue to lie in any court where jurisdiction and venue are found to be proper. The parties further agree that mailing of any process by U.S. Certified Mail, return receipt requested, shall constitute valid and lawful service of process.

     9.21 WAIVER OF JURY TRIAL. THE BORROWER AND ANY PERSON OR PERSONS CLAIMING
          ---------------------
UNDER THE BORROWER, HEREBY VOLUNTARILY AND KNOWINGLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE LOAN, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RELATED INSTRUMENT OR AGREEMENT, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS OR ANY OF THEM. NEITHER THE BORROWER NOR ANY PERSON CLAIMING UNDER THE BORROWER SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED WITH THE BORROWER AND THE BANK, THAT THE BORROWER IS ABLY REPRESENTED BY A LICENSED ATTORNEY AT LAW IN THE NEGOTIATION OF THIS SECTION, THAT IT BARGAINED AT ARM'S LENGTH AND IN GOOD FAITH AND WITHOUT DURESS OF ANY KIND FOR THE TERMS AND CONDITIONS OF THIS SECTION AND THAT THE PROVISIONS HEREOF SHALL BE SUBJECT TO
NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     IN WITNESS WHEREOF, the Borrower and the Bank have cause this Agreement to be duly executed as of the day and year first above written.

WITNESSES:                                IMRGLOBAL CORP., a Florida corporation


/s/ Barbara M. Yadley                     By: /s/ Michael J. Dean
----------------------------------            ----------------------------------
[Witness Signature Above]                     Michael J. Dean
                                              Chief Financial Officer
Barbara M. Yadley
----------------------------------
[Print Witness Name Above]

/s/ Ronald L. Ciganek                                 "BORROWER"
----------------------------------
[Witness Signature Above]

Ronald L. Ciganek
----------------------------------
[Print Witness Name Above]

                                              AMSOUTH BANK, an Alabama banking
                                              corporation


/s/ Debra K. Lelak                            By: /s/ Ronald L. Ciganek
----------------------------------                ------------------------------
[Witness Signature Above]                         Ronald L. Ciganek
                                                  Senior Vice President
Debra K. Lelak
----------------------------------
[Print Witness Name Above]

/s/ Robert G. Shaw                                          "BANK"
----------------------------------
[Witness Signature Above]

Robert G. Shaw
----------------------------------
[Print Witness Name Above]